Exhibit 99.1

CORRECTION FROM SOURCE: Champion Safe Builds Second-Half Momentum and Deepens Dealer Partnerships at the 2026 NBS Fall Semi-Annual Market

(Event Title Correction: 2026 NBS Fall Semi-Annual Market)

Nation’s Best Sports market delivers valuable dealer insight and reinforces Champion’s focus on production, fulfillment, dealer support and long-term growth

PROVO, UT / ACCESS Newswire / September 1, 2026 / Champion Safe Company (championsafe.com), a premier manufacturer of high-security safes and vault doors, and a proud subsidiary of American Rebel Holdings, Inc. (OTC PINK:AREB), America’s Patriotic Brand™, concluded its participation in the 2026 Nation’s Best Sports Fall Semi-Annual Market, held August 24-27 at the Oklahoma City Convention Center.

The four-day market brought Champion together with independently owned sporting goods retailers from across the country at a critical point in the retail calendar. With fall hunting seasons approaching and year-end business planning underway, the event gave Champion an opportunity to work directly with dealers on product assortment, customer demand, merchandising priorities and the issues affecting their businesses in local markets.

Champion also used the market to discuss its continued focus on manufacturing execution and fulfillment. Following the company’s recent strategic growth capital investment, additional resources have already been directed toward production, supplier continuity and operations to better serve existing dealer demand and support long-term growth.

“NBS gives us valuable time with dealers who know their customers and their markets extremely well,” said Tom Mihalek, CEO of Champion Safe Company. “Those conversations help us stay focused on what matters to our partners: strong products, dependable fulfillment, clear communication and responsive support. We have put additional resources behind production and operations, and our focus is on execution and delivering for our dealers.”

Dealer Insight That Reaches Beyond the Show Floor

Independent specialty retailers occupy a unique position between manufacturers and consumers. They see firsthand which features customers value, which questions are influencing purchases, where pricing matters, how products perform on a showroom floor and what manufacturers can do better to support the sale.

Champion used the NBS Fall Market as an opportunity to listen to that feedback while discussing its safe and vault door portfolio, dealer support, product positioning and opportunities for continued growth.

Those face-to-face conversations also give Champion an opportunity to strengthen relationships that cannot be replicated through email, phone calls or digital ordering alone. The company views buying-group markets as working sessions where dealers and manufacturers can openly discuss what is happening at retail and identify ways to improve the business together.

“Our dealers are not simply customers placing orders with us - they are partners who help shape how Champion competes in the marketplace,” Mihalek said. “When a dealer tells us what customers are asking for, where we can improve or what is working particularly well, we need to listen. That feedback influences how we think about products, service, marketing and the overall dealer experience.”

Execution Supports Long-Term Growth

Champion’s current operational priorities are closely connected to its broader growth strategy. Increasing manufacturing throughput and shipping existing open orders allows the company to serve dealer demand already in hand while converting completed shipments into recognized revenue.

Champion remains focused on production, supply continuity, scheduling, dealer communication and getting completed products into dealer showrooms as efficiently as possible. At the same time, direct dealer engagement at markets such as NBS helps Champion better align future product, sales and support initiatives with conditions at retail.

70 Years of Strengthening Independent Retail

Nation’s Best Sports is celebrating 70 years of supporting independently owned sporting goods retailers in 2026. Founded in 1956 when a group of retailers pooled their purchasing power to compete more effectively, NBS has grown into one of North America’s leading sporting goods buying organizations.

Today, the organization represents more than 460 retail members and works with more than 1,500 vendor partners across the United States, Canada and Puerto Rico.

Unlike a traditional trade show where retailers may simply browse exhibits, NBS buying markets are specifically structured for conducting business. Members meet directly with approved vendors, evaluate products and buying programs, and make inventory decisions for their individual markets while retaining the independence that defines their businesses.

That model closely aligns with Champion’s dealer-focused distribution strategy.

Champion believes knowledgeable independent retailers remain one of the best environments for purchasing a premium safe. The products require more consideration than a typical consumer purchase, and experienced dealers can help customers understand differences in construction, fire protection, locking systems, size, placement, delivery and installation before making a long-term investment.

A Continued Commitment to the Dealer

Champion’s participation in the Fall Market also reinforced the company’s broader commitment to improving the experience it provides its dealer network.

The company remains focused on stronger operational execution, responsive communication and providing dealers with products and support that help them compete effectively in their local markets. Champion views progress in each of those areas as essential to strengthening dealer confidence and building sustainable long-term growth.

As Champion moves through the second half of 2026, the company expects insights gathered from its dealer partners to continue informing decisions across sales, marketing, product and operations.

“Independent retailers have helped build Champion for more than 25 years, and they remain fundamental to where we go next,” Mihalek said. “NBS has created an organization that allows those businesses to remain independent while gaining the advantages that come from working together. We value our relationship with NBS and its members, and we look forward to continuing to earn their business.”

NBS members interested in Champion Safe products can contact the Champion sales team at (801) 377-7199.

About Champion Safe Company

Champion Safe Co. has been manufacturing high-quality safes and vault doors for over 25 years, delivering serious security and fire protection for homeowners and businesses.

Champion Safes feature:

●	100% American-made, high-strength steel
●	Full-length double steel door construction
●	Industry-leading fire and theft protection
●	Lifetime Warranty

Real-world events continue to demonstrate the importance of proven protection:

Watch a recent burglary attempt where intruders attacked a Champion Safe for hours without gaining access: youtube.com/watch?v=KgK8_VJGgmo

Watch a catastrophic house fire recovery where a Champion Safe preserved irreplaceable valuables after the home was destroyed: youtube.com/watch?v=B2j8gtHC-fk

Learn more at championsafe.com

About American Rebel Holdings, Inc. (OTC PINK:AREB)

American Rebel Holdings, Inc. (OTCID:AREB) is a diversified patriotic lifestyle company founded by CEO Andy Ross. The Company began with branded safes and personal security products and has expanded into beverages, apparel, and accessories. With the introduction and growth of American Rebel Light Beer, the Company continues to execute its distribution-first strategy while building American Rebel as America’s Patriotic Brand.

For more information, visit americanrebelbeer.com and americanrebel.com.

Watch the American Rebel Story as told by our CEO Andy Ross.

Contact Information

Locate a Champion Safe Dealer: https://www.championsafe.com/dealer-directory

Become a Champion Safe Dealer: https://www.championsafe.com/become-a-dealer

Investor Relations: ir@americanrebel.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements generally may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “should,” “continue,” “estimate,” “project,” “potential,” “target,” “opportunity,” “focus,” “position,” “seek,” “strategy,” and similar expressions.

Forward-looking statements are based on current expectations, estimates, assumptions, and projections of management and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements.

Forward-looking statements in this press release include, but are not limited to, statements regarding Champion Safe Company’s manufacturing capacity and throughput; production and operational improvement initiatives; supplier relationships and supply continuity; inventory availability; fulfillment performance; shipment volumes; dealer service levels; operational efficiencies; production scheduling improvements; customer demand; dealer demand; retailer engagement; dealer confidence; dealer growth; participation in and benefits derived from industry trade shows and buying group events, including the Nation’s Best Sports Fall Semi-Annual Market; expansion and strengthening of dealer relationships; anticipated benefits of dealer feedback and market intelligence; effectiveness of dealer support, sales, marketing, merchandising, and promotional programs; consumer acceptance of Champion products; product quality and performance; market penetration; competitive positioning; market opportunities in the outdoor, hunting, shooting sports, firearm storage, and home security categories; seasonal demand trends; opportunities associated with the fall and holiday selling seasons; revenue growth; margin improvement; profitability; financial performance; scalability of operations; long-term business strategy; and Champion Safe’s ability to execute its business plan and achieve sustainable growth.

Forward-looking statements also include statements concerning expectations regarding the strength and durability of the Champion Safe brand; the Company’s ability to maintain and expand relationships with independent retailers, distributors, buying groups, and suppliers; the value and anticipated impact of feedback received directly from dealers; the attractiveness of Champion products to consumers; anticipated benefits from improvements in manufacturing execution, fulfillment, communication, dealer support, and operational performance; future product demand; future orders; repeat purchases by dealers and consumers; dealer and consumer confidence; brand awareness initiatives; and the Company’s ability to capitalize on opportunities within the outdoor recreation, sporting goods, firearm storage, and residential security markets.

There can be no assurance that anticipated operational improvements, dealer engagement, dealer confidence, customer purchasing activity, retailer growth initiatives, inventory availability, fulfillment performance, market acceptance, distribution opportunities, revenue generation, or sales growth will occur as expected, or at all. Actual results may differ materially from those expressed or implied in forward-looking statements due to a variety of factors.

These risks and uncertainties include, without limitation: manufacturing interruptions or inefficiencies; supply chain disruptions; supplier performance issues; shortages or increased costs of raw materials, steel, components, labor, or transportation; logistics challenges; freight delays; order modifications, postponements, or cancellations; dealer inventory and purchasing decisions; changes in consumer preferences; shifts in demand within the outdoor, hunting, sporting goods, firearm storage, and home security industries; competitive pressures; pricing pressures; inflationary conditions; changes in economic conditions; higher interest rates; reduced consumer discretionary spending; labor availability; regulatory developments; litigation; cybersecurity incidents; natural disasters; geopolitical events; public health events; the availability of capital; the Company’s ability to deploy capital effectively; and the Company’s ability to successfully execute operational, manufacturing, sales, marketing, dealer-support, and growth initiatives.

In addition, as a subsidiary of American Rebel Holdings, Inc. (OTC PINK:AREB), Champion Safe’s operations and performance may be impacted by factors affecting American Rebel Holdings, Inc., including overall corporate liquidity, access to financing, capital market conditions, strategic initiatives, operating results, distribution and expansion efforts, acquisitions, integration activities, cost management initiatives, and general business conditions affecting one or more of its operating subsidiaries.

Forward-looking statements regarding future revenue, earnings, profitability, shipments, dealer growth, market opportunities, consumer and dealer demand, business performance, operational improvements, dealer relationships, and strategic execution are inherently uncertain. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Additional information concerning risk factors and uncertainties that could cause actual results to differ materially from those projected is contained in American Rebel Holdings, Inc.’s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC from time to time.

Champion Safe Company and American Rebel Holdings, Inc. undertake no obligation to publicly update, revise, or otherwise release any revisions to forward-looking statements contained herein, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

SOURCE: American Rebel Holdings